UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MURPHY CANYON ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MURPHY CANYON ACQUISITION CORP.

4995 Murphy Canyon Road, Suite 300

San Diego, CA 92123

TO BE HELD                    , 2023

TO THE STOCKHOLDERS OF

MURPHY CANYON ACQUISITION CORP.

On behalf of the Board of Directors of Murphy Canyon Acquisition Corp. (the “Company” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 10:00 a.m. Eastern Time on                 , 2023. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting via webcast at www.virtualshareholdermeeting.com/MURF2023SM:

The Notice of Special Meeting of Stockholders, the proxy statement and the proxy card accompany this letter are also available at the following webpage: materials.proxyvote.com/626642. We are first mailing these materials to our stockholders on or about [Day of Week], January             , 2023.

As discussed in the enclosed proxy statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 - A proposal to amend the Company’s Certificate of Incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination up to twelve (12) times (the “Extension Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from February 7, 2023, to February 7, 2024 (such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Extension Proposal”);

(ii) Proposal 2 - A proposal to amend the Company’s investment management trust agreement, dated as of February 2, 2022 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association (the “Trustee”), allowing the Company to extend the Extended Termination Date another twelve (12) times, each such extension for an additional one (1) month period, until February 7, 2024, by depositing into the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting (the “Extension Payment”) for each one-month Extension (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”);

(iii) Proposal 3 - A proposal to amend the Company’s Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”) (we refer to this proposal as the “NTA Requirement Amendment Proposal”); and

(iv) Proposal 4 - A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”).

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete the Proposed Business Combination or any potential alternative initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its Charter provide that the Company has until February 7, 2023 (the “Original Termination Date”) to complete an initial business combination. There is not sufficient time before February 7, 2023, for the Company to complete the Proposed Business Combination given the projected timetable for finalizing a registration statement under the Securities Act of 1933, as amended, on Form S-4 (the “Proposed Business Combination Registration Statement”) and having it declared effective by the SEC prior to holding a special meeting of the Company to consider the Proposed Business Combination. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination.

If the Extension Proposal and the Trust Amendment Proposal are approved, the Company would have up to an additional twelve months after the Original Termination Date to consummate the Proposed Business Combination or any potential alternative initial business combination, until February 7, 2024, which is a total of up to 24 months to complete an initial business combination after the Company’s IPO.

Upon the closing of the Company’s IPO, approximately $134,895,000 was placed in a trust account (“Trust Account”) with Wilmington Trust, National Association, acting as trustee, and held as cash or invested only in U.S. government securities.

The Board has fixed the close of business on January                , 2023, as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were (i) 13,979,000 outstanding shares of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), consisting of 754,000 shares of Class A Common Stock held by Murphy Acquisition Sponsor, LLC (the “Sponsor”) and 13,225,000 public shares of Class A Common Stock issued to investors in the IPO (the “Public Shares”) and (ii) 3,306,250 outstanding shares of Class B common stock, $0.0001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”)) held by the Sponsor. The Company’s warrants (the “Warrants”) do not have voting rights. Only holders of record of the Company’s Class A Common Stock and Class B Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Each of the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow the Company more time to complete its proposed business combination. The purpose of the NTA Requirement Amendment Proposal is to add an additional basis on which the Company may rely, as it has since its IPO, to not be subject to the “penny stock” rules of the SEC.

The Company’s current Charter and current Trust Agreement provide that the Company has only until February 7, 2023, to complete a business combination (i.e., 12 months from the consummation of the IPO) unless the Sponsor deposits $1,322,500 in the Trust for each of two permitted three-month extensions. Based upon the current market conditions, the Sponsor is unwilling to deposit this amount and is seeking the Extension Amendment and the Trust Amendment to bring the extension fee to an amount more in line with current market conditions. If both the Extension Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the time to consummate a business combination from February 7, 2023, on a month-to-month and as needed basis, until February 7, 2024 (which is 24 months from the consummation of the IPO).

On November 8, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, Conduit Pharmaceuticals Limited, a Cayman Islands exempted company (“Conduit”), and Conduit Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into Conduit with Conduit surviving the merger as a wholly-owned subsidiary of the Company (the “Proposed Business Combination”). In addition, in connection with the consummation of the Proposed Business Combination, the Company will be renamed “Conduit Pharmaceuticals Inc.” (“New Conduit”).

The Merger Agreement provides that the Company has agreed to acquire all of the outstanding equity interests of Conduit in exchange for an aggregate of $65,000,000-worth of shares of Common Stock (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each of Conduit’s issued and outstanding ordinary shares (including the shares issued upon conversion of all of Conduit’s outstanding convertible debt, which conversion shall have occurred prior to the consummation of the Proposed Business Combination) immediately prior to the Effective Time shall be exchanged for and otherwise converted into the right to receive the applicable Merger Consideration per share pursuant to the Merger Agreement.

The Company’s Sponsor has agreed that if the Extension Proposal and the Trust Amendment Proposal are approved, it will contribute to the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting for each one-month Extension, paid on a month-to-month and as-needed basis (each being referred to herein as a “Contribution”), upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one (1) month period each time, for up to twelve (12) times, until February 7, 2024. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal.

The Sponsor will not make any Contribution unless the Extension Proposal and the Trust Amendment Proposal are both approved and the Extension Termination Date is extended. The Contribution(s) will not bear any interest. The Contributions will be lost if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal and the Trust Amendment Proposal are not approved.

Background

The Company was incorporated in Delaware on October 19, 2021, and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated February 2, 2022, pursuant to the Trust Agreement, and the Company’s Charter, the Company has until February 7, 2023, to complete the Business Combination.

If the Company were unable to complete its initial business combination within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Public stockholders will also forfeit the Warrants included in the units sold in the IPO.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination and finalizing the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there will not be sufficient time before February 7, 2023, to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board has determined that, given the Company’s expenditure of time, effort and money on identifying Conduit as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Extension Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, the Company will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Extension Proposal and the NTA Requirement Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Proposal, the Trust Amendment Proposal and NTA Requirement Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Proposal and NTA Requirement Amendment Proposal. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $            of marketable securities as of December 31, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. Our Sponsor owns an aggregate of 4,060,250 shares of our Common Stock, which includes 3,306,250 shares of Class B Common Stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO and 754,000 shares of Class A Common Stock that were part of the private units purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement Shares”).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or                    , 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 31, 2022, there was approximately $                million in the Trust Account and the current redemption price per share is $             . The closing price of the Company’s Class A Common Stock on January              , 2023, was $                   . The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares of Class A Common Stock.

If the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment proposals are not approved, and we do not consummate a business combination by February 7, 2023, as contemplated by our IPO prospectus and in accordance with our Charter and the Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our Warrants, which will be worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Extension Proposal, the Trust Amendment Proposal and NTA Requirement Amendment Proposal. The approval of the Extension Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Proposal unless our stockholders approve both the Extension Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal, our board will retain the right to abandon and not implement the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on                   2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Jack K. Heilbron
Jack K. Heilbron
Chief Executive Officer

, 2023

MURPHY CANYON ACQUISITION CORP.

4995 Murphy Canyon Road, Suite 300

San Diego, CA 92123

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON                    , 2023

                    , 2023

To the Stockholders of Murphy Canyon Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Murphy Canyon Acquisition Corp. (“the Company”), a Delaware corporation, will be held on               , 2023, at 10:00 a.m. Eastern Time. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting via teleconference via webcast at www.virtualshareholdermeeting.com/MURF2023SM:

The Notice of Special Meeting of Stockholders, the proxy statement and the proxy card are also available at the following webpage (information, webcast, telephone access and replay): materials.proxyvote.com/626642.

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1. a proposal to amend the Company’s Certificate of Incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination on a month-to-month basis up to twelve (12) times (the “Extension Amendment”), each such extension for an additional one (1) month period (each an “Extension”) from February 7, 2023, to February 7, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Extension Proposal”);

2. a proposal to amend the Company’s investment management trust agreement, dated as of February 2, 2022 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association (the “Trustee”), allowing the Company to extend the Extended Termination Date from February 7, 2023, up to twelve (12) times, each such Extension for an additional one (1) month period, until February 7, 2024, by depositing into the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting (the “Extension Payment”) for each one-month Extension (the “Trust Amendment”), (we refer to this proposal as the “Trust Amendment Proposal”);

3. a proposal to amend the Company’s Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC (we refer to this proposal as the “NTA Requirement Amendment Proposal”); and

4. a proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”).

The Board of Directors has fixed the close of business on January                 , 2023, as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

San Diego, California

January      , 2023

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON                         , 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT materials.proxyvote.com/626642.

MURPHY CANYON ACQUISITION CORP.

4995 Murphy Canyon Road, Suite 300

San Diego, CA 92123

PRELIMINARY PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD                       , 2023

FIRST MAILED ON OR ABOUT                                    , 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Murphy Canyon Acquisition Corp. (“the Company” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on                       , 2023, at 10:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting, and any adjournments via webcast at www.virtualshareholdermeeting.com/MURF2023SM:

The principal executive office of the Company is 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123, and its telephone number, including area code, is (760) 471-8536.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 – A proposal to amend the Company’s Certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination up to twelve (12) times (the “Extension Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from February 7, 2023, to February 7, 2024 (such date actually extended being referred to as the “Extended Termination Date”) (we refer to this proposal as the “Extension Proposal”);

2.	Proposal 2 - A proposal to amend the Company’s investment management trust agreement, dated as of February 2, 2022 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association (the “Trustee”), allowing the Company to extend the Extended Termination Date another twelve (12) times, each such extension for an additional one (1) month period, until February 7, 2024, by depositing into the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting (the “Extension Payment”) for each one-month Extension (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”);

3.	Proposal 3 — A proposal to amend the Company’s Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC (we refer to this proposal as the “NTA Requirement Amendment Proposal”); and

4.	Proposal 4 - A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”).

Background

The Company was incorporated in Delaware on October 19, 2021, and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. The Company’s current Charter and current Trust Agreement provide that the Company has only until February 7, 2023, to complete a business combination (i.e., 12 months from the consummation of the IPO) unless the Sponsor of the Company deposits $1,332,500 in the Trust for each of two permitted three-month extensions. Based upon market conditions the Sponsor is unwilling to deposit this amount and is seeking the Extension Amendment and the Trust Amendment to bring the extension fee to an amount more in line with current market conditions. If both the Extension Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the time to consummate a business combination from February 7, 2023, on a month-to-month and as needed basis, until February 7, 2024 (24 months from the consummation of the IPO).

If the Company were unable to complete its initial business combination within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Public stockholders will also forfeit the Warrants included in the units sold in the IPO.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination and finalizing the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there will not be sufficient time before February 7, 2023, to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board has determined that, given the Company’s expenditure of time, effort and money on identifying Conduit as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Extension Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, the Company will have to consummate an initial business combination before the Extended Termination Date.

If the Extension Proposal and the Trust Amendment Proposal are approved, the Company would have up to an additional twelve months after the Original Termination Date to consummate the Proposed Business Combination or any potential alternative initial business combination, until February 7, 2024, which is a total of up to 24 months to complete an initial business combination after the Company’s IPO.

Upon the closing of the Company’s IPO, approximately $134,895,000 was placed in a trust account (“Trust Account”) located in the United States with Wilmington Trust, National Association, acting as trustee, and held as cash or invested only in U.S. government securities.

The Board has fixed the close of business on January      , 2023, as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were (i) 13,979,000 outstanding shares of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), consisting of 754,000 shares of Class A Common Stock held by Murphy Acquisition Sponsor, LLC (the “Sponsor”) and 13,225,000 public shares of Class A Common Stock issued to investors in the IPO (the “Public Shares”) and (ii) 3,306,250 outstanding shares of Class B common stock, $0.0001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”)) held by the Sponsor. The Company’s warrants (the “Warrants”) do not have voting rights. Only holders of record of the Company’s Class A Common Stock and Class B Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

On November 8, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, Conduit Pharmaceuticals Limited, a Cayman Islands exempted company (“Conduit”) and Conduit Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of MURF (“Merger Sub”), pursuant to which Merger Sub will merge with and into Conduit with Conduit surviving the merger as a wholly-owned subsidiary of the Company (the “Proposed Business Combination”). In addition, in connection with the consummation of the Proposed Business Combination, the Company will be renamed “Conduit Pharmaceuticals Inc.” (“New Conduit”).

The Merger Agreement provides that the Company has agreed to acquire all of the outstanding equity interests of Conduit in exchange for an aggregate of $65,000,000-worth of shares of the Company’s Common Stock (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each of Conduit’s issued and outstanding ordinary shares (including the shares issued upon conversion of all of Conduit’s outstanding convertible debt, which conversion shall have occurred prior to the consummation of the Proposed Business Combination) immediately prior to the Effective Time shall be exchanged for and otherwise converted into the right to receive the applicable Merger Consideration per share pursuant to the Merger Agreement.

The Company’s Sponsor has agreed that if the Extension Proposal and the Trust Amendment Proposal are approved, it will contribute to the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting for each one-month Extension, paid on a month-to-month and as-needed basis, (each being referred to herein as a “Contribution”), upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one (1) month period each time, for up to twelve (12) times, until February 7, 2024. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal.

The Sponsor will not make any Contribution unless the Extension Proposal and the Trust Amendment Proposal are both approved and the Extension Termination Date is extended. The Contribution(s) will not bear any interest. The contributions will be lost if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal are not approved.

The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow the Company more time to complete its Proposed Business Combination. The Company’s Charter provides that the Company has only until February 7, 2023, to complete a business combination.

The purpose of the NTA Requirement Amendment Proposal is to add an additional basis on which the Company may rely, as it has since its initial public offering (“IPO”), to not be subject to the “penny stock” rules of the SEC.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.	What is being voted on?

A.	You are being asked to consider and vote upon (x) a proposal to amend the Company’s Charter (such amendment, the “Extension Proposal”) and to amend the Investment Management Trust Agreement (the “Trust Amendment Proposal”) to allow the Board to extend the date to consummate a business combination on an as-needed, month-to-month basis, from February 7, 2023, to February 7, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”), without another stockholder vote, the date by which, if the Company has not consummated a merger, merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving one or more businesses or entities, the Company must: (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of common stock, at a per-share of common stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to the Company (net of taxes payable), divided by the number of then outstanding shares of common stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of common stock (including the right to receive further liquidation distributions, if any), subject to applicable law (the Public stockholders will also forfeit the Warrants included in the Units); and (y) a proposal to amend the Company’s Charter (such amendment, the “NTA Requirement Amendment Proposal”) to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC; and (z) a proposal to adjourn the Special Meeting if necessary.

Q.	Why is the Company proposing the Extension Proposal and the Trust Amendment Proposal?

A.	The Company was incorporated in Delaware on October 19, 2021, and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. On February 7, 2022, the Company consummated its IPO. Simultaneously with the closing of the IPO, the Company consummated the private placement for the sale of private units (“Private Placement”) with the Sponsor, containing 754,000 shares of Class A Common Stock (the “Private Placement Shares”). $134,895,000 from the net proceeds of the units sold in the IPO and the Private Placement was placed in a trust account maintained by Wilmington Trust, National Association, acting as trustee (the “Trust Account”) for the benefit of the persons holding Public Shares (“Public Stockholders”).

Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before February 7, 2023 (i.e., 12 months from the consummation of the IPO) unless the Sponsor of the Company deposits $1,322,500 in the Trust for each of two permitted three-month extensions. Based upon market conditions the Sponsor is unwilling to deposit this amount and is seeking the Extension Amendment and the Trust Amendment to bring the extension fee to an amount more in line with current market conditions. If both the Extension Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the time to consummate a business combination from February 7, 2023, on a month-to-month and as needed basis, until February 7, 2024 (24 months from the consummation of the IPO).

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Stockholders of the Company should be given an opportunity to consider and vote on the Proposed Business Combination or an alternative initial business combination. We do not believe that we will have sufficient time to consummate the Proposed Business Combination or an alternative initial business combination prior to February 7, 2023. Therefore, we are seeking approval of the Extension Proposal and the Trust Amendment Proposal.

The Board believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete the Proposed Business Combination. Accordingly, the Board is proposing the Extension Proposal and the Trust Amendment Proposal to extend the Company’s corporate existence and time to complete the Proposed Business Combination.

Q.	Why is the Company proposing the NTA Requirement Amendment Proposal?

A.	The Company’s Charter provides that the Company will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment Proposal is to add an additional basis on which the Company may rely, as it has since its initial public offering, to not be subject to the “penny stock” rules of the SEC.

YOU ARE NOT BEING ASKED TO VOTE ON THE PROPOSED BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL AND THE NTA REQUIREMENT AMENDMENT PROPOSAL ARE APPROVED AND THE CHARTER IS SO AMENDED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE PROPOSED BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q.	Why should I vote for the Extension Proposal and the Trust Amendment Proposal?

A.	The Board believes stockholders will benefit from the Company’s consummating the Proposed Business Combination and is proposing the Extension Proposal and the Trust Amendment Proposal to extend the date by which the Company has to complete the Proposed Business Combination. Approval of the Extension Proposal and the Trust Amendment Proposal would give the Company additional time to complete the Proposed Business Combination or a potential alternative initial business combination and would allow you as a stockholder the benefit of voting for the Proposed Business Combination or a potential alternative initial business combination and remaining a stockholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Proposal and the Trust Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Extension Proposal and the Trust Amendment Proposal.

Q.	Why should I vote for the NTA Requirement Amendment Proposal?

A.

The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on the Company’s net tangible assets. While the Company does not believe this failure to satisfy the NTA Requirement Amendment Proposal subjects it to the SEC’s penny stock rules, as the NTA Requirement Amendment Proposal is included in its Charter, if the NTA Requirement Amendment Proposal is not approved, the Company may not be able to consummate its initial business combination.

Accordingly, we believe that the NTA Requirement Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the NTA Requirement Amendment Proposal.

Q.	May I redeem my Public Shares in connection with the vote on the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal?

A.	Yes. Under our Charter, the submission of a matter to amend our Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of Public Shares do not need to vote against the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal are approved, with respect to holders’ right to redeem, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, the Trust Amendment Proposal and NTA Requirement Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Proposed Business Combination or a potential alternative initial business combination on or before each Extension date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Proposed Business Combination or a potential alternative initial business combination.

Q.	Why is the Company proposing the Adjournment Proposal?

A.	To allow the Company more time to solicit additional proxies in favor of the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve such proposals.

Q.	How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.	All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal. Our executive officers and directors and their respective affiliates, other than the Sponsor, do not own any securities of the Company.

Our Sponsor is not entitled to redeem such shares in connection with the proposals. On the Record Date, the Sponsor held 4,060,250 shares of Common Stock, consisting of 754,000 shares of Class A Common Stock and 3,306,250 shares of Class B Common Stock.

Q.	What vote is required to adopt the proposals?

A.	Extension Proposal. The Extension Proposal must be approved by the affirmative vote of the holders of 65% of the outstanding shares of Common Stock.

Trust Amendment Proposal. The Trust Amendment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

NTA Requirement Amendment Proposal. The NTA Requirement Amendment Proposal must be approved by the affirmative vote of the holders of 65% of the outstanding shares of Common Stock.

Adjournment Proposal. The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Q.	What if I do not want to approve the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal?

A.	If you do not want to approve the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Extension Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Proposal unless our stockholders approve both the Extension Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q.	Will you seek any further extensions to liquidate the trust account?

A.	Other than the twelve (12) month-to-month Extensions from February 7, 2023, until February 7, 2024, the Extended Termination Date, as applicable, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.	What happens if the Extension Proposal and the Trust Amendment Proposal are not approved?

A.	If the Extension Proposal and the Trust Amendment Proposal are not approved at the Special Meeting, it will trigger our automatic winding up, liquidation and dissolution of the Company pursuant to the terms of our Charter. No vote would be required from our stockholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Charter. At such time, the Warrants sold as part of the units in the IPO, the Founder Shares and the Private Placement Units will be worthless.

If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Stockholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Stockholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

Our Sponsor, the sole stockholder as of immediately prior to our IPO, has agreed to waive its rights to participate in any liquidation of our trust account or other assets with respect to the shares of Common Stock held or controlled by our Initial Stockholder prior to the IPO (“Founder Shares”) and the Private Placement Shares purchased simultaneously with the consummation of the IPO, and to vote its Founder Shares and Private Placement Shares in favor of any dissolution and plan of distribution which we submit to a vote of stockholders. There will be no distribution from the Trust Account with respect to any Warrants, which will be worthless.

Q.	If the Extension Proposal and the Trust Amendment Proposal are approved, what happens next?

A.	If the Extension Proposal and the Trust Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate the Proposed Business Combination until the Extended Termination Date on February 7, 2024, or a potential alternative initial business combination until the Extended Termination Date, as applicable, or an earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate the Proposed Business Combination or an alternative business combination by the Extended Termination Date or February 7, 2024, and does not wish to seek an additional extension.

If the Extension Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares of Common Stock held by the Company’s officers, directors and their affiliates.

If the Extension Proposal and the Trust Amendment Proposal are approved and the board of directors decides to implement the Extension Proposal and the Trust Amendment Proposal, the Sponsor has agreed to contribute to the Company one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting, for each one month Extension. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension Proposal. Below, based on $            in the Trust Account as of December 31, 2022, as reference is a table estimating the approximate per-share amount to be paid in connection with the extension period needed to complete the business combination, depending on the percentage of redemptions received in connection with the Extension Proposal. For example, if 50% of the Company’s Public Shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $             per share. If 75% of the Company’s Public Shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $             per share. If 95% of the Company’s Public Shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $         per share.

% of Redemptions at	Shares Redeemed at	Funds in Trust After	Extension Amendment contribution
Extension	Extension	Extension	per Share per month
50%	6,612,500	$	$
75%	9,918,750	$	$
90%	11,902,500	$	$
95%	12,563,750	$	$

The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $                   held in the Trust Account as of December 31, 2022.

Q.	Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.	Unless you elect to redeem your shares in connection with this stockholder vote to approve the Extension Proposal, the Trust Amendment Proposal, and NTA Requirement Amendment Proposal you will be able to vote on any subsequently proposed business combination when it is submitted to Stockholders. If you disagree with the Proposed Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Proposed Business Combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Charter.

Q.	How do I change my vote?

A.	If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to D.F. King & Co., Inc., the Company’s proxy solicitation agent at: Toll Free: (800) 207-3159, Email: MURF@dfking.com, prior to the commencement of the Special Meeting.

Q.	How are votes counted?

A.	Broadridge Financial Solutions, Inc. will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal. The Extension Proposal must be approved by the affirmative vote of the holders of 65% of the outstanding shares of the Common Stock.

Trust Amendment Proposal. The Trust Amendment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

NTA Requirement Amendment Proposal. The NTA Requirement Amendment Proposal must be approved by the affirmative vote of the holders of 65% of the outstanding shares of the Common Stock.

Adjournment Proposal. The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

If you do not want to approve the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Extension Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Proposal unless our stockholders approve both the Extension Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q:	If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:	No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal will each be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Charter), but the abstention will have no effect on the outcome of such proposal.

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:	At the Special Meeting, the Company will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a stockholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-discretionary” proposals, such as the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by the Company without an indication of how the stockholder intends to vote on a proposal will be voted as recommended by the Board.

Q:	If I am not going to attend the Special Meeting, should I return my proxy card instead?

A:	Yes. Whether you plan to virtually attend the Special Meeting, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Special Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Phone: (800) 207-3159

Email: MURF@dfking.com

Unless revoked, a proxy will be voted at the Special Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	What is a quorum requirement?

A.	A quorum of Stockholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the Special Meeting, present virtually at the meeting or represented by proxy, constitute a quorum. In the absence of a quorum, the Special Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the Special Meeting, 6,612,500 Public Shares, in the aggregate, would be required to achieve a quorum.

Q.	Who can vote at the Special Meeting?

A.	Only holders of record of the Company’s Public Shares at the close of business on January , 2023, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. For the purposes of this proxy statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares of Common Stock. On the Record Date, there were 17,285,250 shares of Common Stock outstanding of the Company, including 13,225,000 outstanding Public Shares.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Vstock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person (including virtually) at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the Board recommend voting for the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal?

A.	Yes. The Board recommends that the Company’s Stockholders vote “FOR” the Extension Proposal, “FOR” the Trust Amendment Proposal, “FOR” the NTA Requirement Amendment Proposal and “FOR” the Adjournment Proposal.

Q.	What interests do the Company’s directors and officers have in the approval of the Extension Proposal, the Trust Amendment Proposal and the NTA Requirement Amendment Proposal?

A.	The Company’s directors, officers and their affiliates have interests in the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and Warrants that will become worthless if the Extension Proposal and the Trust Amendment Proposal are not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.	What if I object to the Extension Proposal, the Trust Amendment Proposal or the NTA Requirement Amendment Proposal? Do I have appraisal rights?

A.	Company Stockholders do not have appraisal rights in connection with the Extension Proposal, the Trust Amendment Proposal or the NTA Requirement Amendment Proposal.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I redeem my Public Shares of the Company?

A.	In connection with the Special Meeting and the vote on the Extension Proposal, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates to VStock Transfer, LLC, the Company’s transfer agent, at Vstock Transfer, LLC, 18 Lafayette Pl, Woodmere, NY 11598, Attn: DWAC team, Email: DWAC@vstocktransfer.com, no later than two business days prior to the Special Meeting. If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Vstock Transfer, LLC, electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the Special Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

The redemption rights include the requirement that a beneficial holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Vstock Transfer, LLC in order to validly redeem its shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged D.F. King & Co., Inc. (“D.F. King”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay D.F. King its customary fee and out-of-pocket expenses. We will also reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact the Company’s proxy solicitor at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Phone: (800) 207-3159

Email: MURF@dfking.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated February 2, 2022 and filed with the SEC on February 4, 2022, pursuant to Rule 424(b)(5) (File No. 333- 262036), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 29, 2022, and any that may be set forth in the Proposed Business Combination Registration Statement on Form S-4. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company was incorporated in Delaware on October 19, 2021, and was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar Business Combination with one or more businesses or entities. As disclosed in the Company’s prospectus dated February 2, 2022, pursuant to the Trust Agreement, and the Company’s Charter, the Company has until February 7, 2023, to complete the Business Combination.

If the Company were unable to complete its initial business combination within such period (or as extended as described herein), it would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Public stockholders will also forfeit the Warrants included in the units sold in the IPO.

Following the closing of the IPO on February 7, 2022, $134,895,000 from the net proceeds of the sale of the Public Units in the IPO and the sale of the Private Units was placed in a trust account maintained by Wilmington Trust, National Association, acting as trustee (the “Trust Account”). The funds held in the Trust Account is and will be invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, so that the Company is not deemed to be an investment company under the Investment Company Act. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its income or other tax obligations, the proceeds will not be released from the Trust Account until the earlier of the completion of a Business Combination or the redemption of 100% of the outstanding shares of common stock if the Company has not completed a Business Combination in the required time period. The proceeds held in the Trust Account may be used as consideration to pay the sellers of a target business with which the Company completes a Business Combination. Any amounts not paid as consideration to the sellers of the target business may be used to finance operations of the target business.

The Company has identified a potential business combination target company (the “Target”) for an initial business combination (the “Proposed Business Combination”). The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if it has not consummated a business combination(s) on or before February 7, 2023. The Company believes the Target is a compelling opportunity for the Company’s initial business combination and is currently in the process of completing an initial business combination involving the Target.

The mailing address of our principal executive office is: 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123.

Proposed Business Combination

On November 8, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, Conduit Pharmaceuticals Limited, a Cayman Islands exempted company (“Conduit”) and Conduit Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of MURF (“Merger Sub”), pursuant to which Merger Sub will merge with and into Conduit with Conduit surviving the merger as a wholly-owned subsidiary of the Company (the “Proposed Business Combination”). In addition, in connection with the consummation of the Proposed Business Combination, the Company will be renamed “Conduit Pharmaceuticals, Inc.” (“New Conduit”).

The Merger Agreement provides that the Company has agreed to acquire all of the outstanding equity interests of Conduit in exchange for an aggregate of $650,000,000-worth of shares of the Common Stock (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each of Conduit’s issued and outstanding ordinary shares (including the shares issued upon conversion of all of Conduit’s outstanding convertible debt, which conversion shall have occurred prior to the consummation of the Proposed Business Combination) immediately prior to the Effective Time shall be exchanged for and otherwise converted into the right to receive the applicable Merger Consideration per share pursuant to the Merger Agreement.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination and finalizing the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there will not be sufficient time before February 7, 2023, to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board has determined that, given the Company’s expenditure of time, effort and money on identifying Conduit as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Extension Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, the Company will have to consummate an initial business combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Extension Proposal and the NTA Requirement Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Proposal, the Trust Amendment Proposal and NTA Requirement Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Proposal and NTA Requirement Amendment Proposal. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $         of marketable securities as of December 31, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. Our Sponsor owns an aggregate of 4,060,250 shares of our Common Stock, which includes 3,306,250 shares of Class B Common Stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO and 754,000 shares of Class A Common Stock that were part of the private units purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement Shares”).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January      , 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 31, 2022, there was approximately $                million in the Trust Account and the current redemption price per share is $             . The closing price of the Company’s Class A Common Stock on January     , 2023, was $                . The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares of Class A Common Stock.

If the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment proposals are not approved, and we do not consummate a business combination by February 7, 2023, as contemplated by our IPO prospectus and in accordance with our Charter and the Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our Warrants, which will be worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Extension Proposal, the Trust Amendment Proposal and NTA Requirement Amendment Proposal. The approval of the Extension Proposal Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Proposal unless our stockholders approve both the Extension Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal, our board will retain the right to abandon and not implement the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on January      , 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on January      , 2023 (the “Record Date”), and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s Common Stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about January      , 2023.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 17,285,250. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 6,612,500 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-discretionary” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Proposal) is a matter that we believe will be considered “non-discretionary.”

Proposal 2 (Trust Amendment Proposal) is a matter that we believe will be considered “non-discretionary.”

Proposal 3 (NTA Requirement Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

Proposal	Vote Required	Broker Discretionary Vote Allowed

Extension Proposal	65% of outstanding shares	No
Trust Amendment Proposal	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	No
NTA Requirement Amendment Proposal	65% of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

When you consider the recommendation of our board, you should keep in mind that the Company’s initial stockholders, Sponsor, officers, directors and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Proposed Business Combination;

●	the fact that if the Proposed Business Combination is not approved, in accordance with our Charter, the 3,306,250 Founder Shares held by our Sponsor, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 754,000 Private Placement Shares included in the private units that were acquired simultaneously with the IPO in the private placement for an aggregate purchase price of $7,540,000. Irrespective of existing lock-up agreements that impose restrictions on the transfer of the Founder Shares and Private Placement Shares, such Founder Shares and Private Placement Shares had an aggregate market value of approximately $ based on the last sale price of $ , on Nasdaq on January , 2023;

●	if we are unable to complete a business combination and distribute the proceeds held in trust to our public stockholders, our Sponsor may be liable to ensure that the proceeds in the trust account are not reduced below $ 10.20 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

●	all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Proposed Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

●	our Sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Proposed Business Combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Proposed Business Combination is not completed. As of January , 2023, no material out-of-pocket expenses are owed to the Company’s officers, directors and Sponsor.

Additionally, if the Extension Proposal and the Trust Amendment Proposal are approved, the Extension is implemented and the Company consummates the Proposed Business Combination, the officers and directors may have additional interests that would be described in the Proposed Business Combination Registration Statement for such transaction.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal, and the Adjournment Proposal.

●	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay D.F. King & Co., Inc. (the “Proxy Solicitor”) its customary fee and out-of-pocket expenses. The Company will reimburse D.F. King & Co., Inc.for reasonable out-of-pocket expenses and will indemnify D.F. King & Co., Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact the Proxy Solicitor at :

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Phone: (800) 207-3159

Email: MURF@dfking.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this proxy statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this proxy statement. If you share an address with at least one other stockholder, currently receive one copy of our proxy statement at your residence, and would like to receive a separate copy of our proxy statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Murphy Canyon Acquisition Corp., 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123, or call the Company promptly at (760) 471-8536.If you share an address with at least one other stockholder and currently receive multiple copies of our proxy statement, and you would like to receive a single copy of our proxy statement, please specify such request in writing and send such written request to Murphy Canyon Acquisition Corp., 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our Public Shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $                million on December 31, 2022, the estimated per share conversion price would have been approximately $                ..

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on , 2023 (two business days before the Special Meeting) that we convert your Public Shares for cash to Vstock Transfer, LLC, our transfer agent, at the following address:

Vstock Transfer, LLC 18 Lafayette Pl, Woodmere, NY 11598 Attn: DWAC Team E-mail: DWAC@vstocktransfer.com

and
●	deliver your Public Shares either physically or electronically through DTC to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our Class A Common Stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Proposal and the Trust Amendment Proposal and the NTA Requirement Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Proposal, the Trust Amendment Proposal, and the NTA Requirement Amendment Proposal are not approved and we do not consummate an initial business combination by February 7, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our rights to convert into common stock will be worthless.

Holders of outstanding units must separate the underlying Public Shares and public rights prior to exercising conversion rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to VStock Transfer, LLC, with written instructions to separate such units into Public Shares and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must email written instructions to VStock Transfer, LLC at DWAC@vstocktransfer.com. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents the number of shares and percentage of our common stock beneficially owned as of January      , 2023, by each person, or group of persons, known to us who beneficially owns more than 5% of our capital stock, each named executive officer, each of our directors and all directors and executive officers as a group.

	Class A Common Stock		Class B Common Stock(2)
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class
Jack K. Heilbron (2)	754,000	5.07%	3,306,250	100%
Adam Sragovicz	-	-	-	-
Ed Bentzen	-	-	-	-
Francis Knuettel II	-	*	-	-
Chele Chiavacci Farley	-	*	-	-
Richard Feinberg	-	*	-	-
All directors and executive officers as a group (six individuals)	754,000	5.39%	3,306,250	100%
Murphy Canyon Acquisition Sponsor, LLC	754,000	5.39%	3,306,250	100%

* Represents less than 1%.

(1)	Unless otherwise noted, the business address of each of the entities or individuals listed above is c/o Murphy Canyon Acquisitions Corp., 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123

(2)	Represents securities held by Murphy Canyon Acquisition Sponsor, LLC, our Sponsor, of which Jack K. Heilbron is the managing member. Accordingly, all securities held by our Sponsor may ultimately be deemed to be beneficially held by Mr. Heilbron. Mr. Heilbron disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest.

PROPOSAL 1: THE EXTENSION PROPOSAL

This is a proposal to amend the Company’s Certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) from February 7, 2023, to February 7, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”) (the “Extension Proposal”).

All stockholders are encouraged to read the proposed Extension Proposal in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

Reasons for the Proposed Extension Amendment

The purpose of the Extension is to allow the Company more time to complete its initial business combination. The Company’s Charter provides that the Company has only until February 7, 2023, to complete a business combination.

On November 8, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), by and among the Company, Conduit Pharmaceuticals Limited, a Cayman Islands exempted company (“Conduit”) and Conduit Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of MURF (“Merger Sub”), pursuant to which Merger Sub will merge with and into Conduit with Conduit surviving the merger as a wholly-owned subsidiary of the Company (the “Proposed Business Combination”). In addition, in connection with the consummation of the Proposed Business Combination, the Company will be renamed “Conduit Pharmaceuticals, Inc.” (“New Conduit”).

The Merger Agreement provides that the Company has agreed to acquire all of the outstanding equity interests of Conduit in exchange for an aggregate of $650,000,000-worth of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Merger Consideration Shares”).

In accordance with the terms and subject to the conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of Conduit’s issued and outstanding ordinary shares immediately prior to the Effective Time shall be exchanged for and otherwise converted into the right to receive the applicable Merger Consideration per share pursuant to the Merger Agreement.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination and finalizing the Proposed Business Combination Registration Statement relating to the transaction, but have determined that there will not be sufficient time before February 7, 2023, to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, the Company’s board has determined that, given the Company’s expenditure of time, effort and money on identifying Conduit as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Proposal and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Extension Proposal and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, the Company will have to consummate an initial business combination before the Extended Termination Date.

If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Extension Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, the Company will not proceed with the Extension Proposal and the Trust Amendment Proposal if the redemption of Public Shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $ of marketable securities as of January       , 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. Our Sponsor owns an aggregate of 4,060,250 shares of our common stock, which includes 3,306,250 shares of Class B Common Stock we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”) and 754,000 shares of Class A Common Stock, which we refer to as the “Private Placement Shares” that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Extension Proposal and the Trust Amendment Proposal are approved and the Company extends the Combination Period to February 7, 2024, with twelve (12) one-month extensions each time after February 7, 2023, the additional redemption amount added to the trust account will be one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting).

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Conversion Rights”).

●	Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $ of marketable securities as of January , 2023.

●

The Company will not proceed with the Extension Amendment and Trust Amendment if the redemption of Public Shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should also keep in mind that the Company’s Sponsor, initial stockholders, officers and directors have interests in the proposals and the business combination that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the Company’s Sponsor has a fiduciary obligation to its members and Jack K. Heilbron (the Company’s Chief Executive Officer and Chairman) is the managing member of our Sponsor. Mr. Heilbron has a fiduciary obligation to both the Company and the Sponsor so he may have a conflict of interest when voting.

●	If an initial business combination is not completed, the Company will be required to dissolve and liquidate. In such event, the 3,306,250 Founder Shares which were acquired prior to the IPO and 754,000 Private Placement Shares included in the private placement units acquired in the private placement simultaneously with the closing of the IPO currently held by the initial stockholders, will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 and had an aggregate market value of approximately $ million, and the Private Placement Shares had an aggregate market value of approximately $ million, based on the closing price of $ per share of the Company’s Common Stock on the Nasdaq Stock Market as of January , 2023.

●	If an initial business combination is not completed, the 754,000 warrants included in the private units purchased as part of the private placement simultaneously with the IPO, will be worthless.

●	Because of these interests, the Company’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Company Common Stock declined to $5.00 per share after the close of the business combination, the Company’s public stockholder that purchased shares in the initial public offering, would have a loss of $ per share, while the Company’s initial stockholders would have a gain of $ per share because it acquired the Founder Shares for a nominal amount. In other words, the Company’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

●	the Company’s sponsor is Murphy Canyon Acquisition Sponsor, LLC (“Sponsor”), and its managing member is . If an initial business combination, such as the Proposed Business Combination, is not completed, the Sponsor will lose an aggregate of approximately $ million, comprised of the following:

●	approximately $ million (based on the closing price of $ per share of the Company Common Stock on the Nasdaq Stock Market as of January , 2023) of the $ Founder Shares and the Private Placement Shares that were included in the units sold in the private placement simultaneously with the IPO, that the Sponsor holds; and

●	approximately $ million (based on the closing price of $ per public Warrant on the Nasdaq Stock Market as of January , 2023) of the $ Warrants the Sponsor holds/

Public stockholders will also forfeit the $                Warrants included in the units sold in the IPO. As promptly as reasonably possible following such redemption, the Company would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If we liquidate, our public stockholders may only receive $                per share, and our Warrants, including the $               Warrants held by the public stockholders, will expire worthless. This will also cause you to lose the investment opportunity in the target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Extension Proposal and the Trust Amendment Proposal are approved, the Company may extend the time to complete a business combination on an as-needed, month-to-month basis, until February 7, 2024.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January    , 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of January    , 2023, there was approximately $           million in the Trust Account. If the Extension Proposal and the Trust Amendment Proposal are approved and the Extension Termination Date is extended to February 7, 2024, the redemption price per share at the meeting for the proposed business combination or the Company’s subsequent liquidation will be approximately $            per share (without taking into account any interest) in comparison to the current redemption price of approximately $            per share. The closing price of the Company’s Class A Common Stock on January __, 2023, was $            .. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Proposal, the Trust Amendment Proposal and the Adjournment proposals are not approved and we do not consummate a business combination by February 7, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our Warrants that were included in the units purchased in the public offering, which will be worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

United States Federal Income Tax Considerations for Stockholders Exercising Conversion Rights

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of common stock who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

●	a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions. If a U.S. holder’s conversion of shares of common stock is treated as a distribution, such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described below under the section entitled “—U.S. Holders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a U.S. holder’s conversion of shares of common stock is treated as a sale or other taxable disposition, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of common stock converted. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the common stock so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its common stock so disposed of. A U.S. holder’s adjusted tax basis in its common stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of common stock treated as a return of capital. If the holder purchased an investment unit consisting of both shares and Warrants, the cost of such unit must be allocated between the shares and Warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. holder. Any U.S. holder who has tendered all of his actually owned shares for conversion but continues to hold Warrants after the conversion will generally not be considered to have experienced a complete termination of his interest in the Company.

Non-U.S. Holders

This section applies to you if you are a “non-U.S. holder.” A non-U.S. holder is a beneficial owner of our common stock who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a conversion.

Taxation of Distributions. If a non-U.S. holder’s conversion of shares of common stock is treated as a distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described below under the section entitled “—Non-U.S. holders—Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.”

The withholding tax described above does not apply to a dividend paid to a non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock. If a non-U.S. holder’s conversion shares of common stock is treated as a sale or other taxable disposition, subject to the discussions of FATCA and backup withholding, below a non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our common stock, unless:

●	the gain is effectively connected with the conduct of a trade or business by the non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the non-U.S. holder); or

●	we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the shares of our common stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. holder were a U.S. resident. In the event the non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our common stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our common stock is regularly traded on an established securities market, a buyer of our common stock (we would be treated as a buyer with respect to a conversion of common stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our common stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Extension Amendment is completed.

FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a conversion of stock) on our common stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a conversion of common stock.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from a conversion shares of common stock.

Backup withholding of tax may apply to cash payments to which a non-U.S. holder is entitled in connection with a conversion of shares of common stock, unless the non-U.S. holder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such non-U.S. holder’s status as non-U.S. person.

The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Required Vote

Subject to the foregoing, the affirmative vote of 65% of the shares of Common Stock outstanding will be required to approve the Extension Proposal and the Trust Amendment Proposal. The approval of the Extension Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Proposal unless our stockholders approve the Extension Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension Proposal or the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on January      , 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Proposal and the Trust Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Proposal.

PROPOSAL 2: THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of February 2, 2022, by and between the Company and Wilmington Trust, National Association (the “Trustee”), allowing the Company to extend the time to complete a business combination (the “Business Combination Period”) up to twelve (12) times on a month-to-month basis (each an “Extension”), each such extension for an additional one-month period, to February 7, 2024 (the “Trust Amendment”), by depositing into the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting (the “Extension Payment”) for each one-month Extension. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from February 7, 2022, up to twelve (12) times, each such Extension for an additional one-month period, until February 7, 2024 (i.e., 24 months from the consummation of the IPO), provided that the Extension Payment of one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Extension Proposal at this Special Meeting is deposited into the Trust Account on or prior to the date of the same applicable deadline.

The Company’s current Charter and Trust Agreement provide that the Company has until February 7, 2023, to complete a business combination without the payment of additional amounts into the Company’s Trust Account.

On November 8, 2022, the Company announced that it had entered into a definitive agreement for the Proposed Business Combination with Conduit. The Board of Directors of the Company has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the Proposed Business Combination and a proxy statement/prospectus will be sent to all the Company stockholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before February 7, 2023 (its current termination date), to hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, the Proposed Business Combination. However, management believes that it can close the Proposed Business Combination before February 7, 2024. Under the circumstances, the Company’s Sponsor will pay the extension amount for each proposed one-month extension on an as-needed basis, up to twelve (12) times for each one-month extension. After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Proposal and Trust Amendment Proposal are approved, the Sponsor will make a $            Contribution into the Trust Account as the first Extension Payment, upon five days’ advance notice prior to the applicable deadline, and extend the Combination Period for an additional one-month period each time until February 7, 2024, as needed. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal. The Contribution(s) will bear no interest. The Contributions will be lost by the Sponsor if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by February 7, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our Warrants that convert into Common Stock will be worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s Warrants, which will be worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Extension Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Proposed Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Founder Shares and Private Placement Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on January , 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: THE NTA REQUIREMENT AMENDMENT PROPOSAL

This is a proposal to amend (the “NTA Requirement Amendment Proposal”) the Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC. All stockholders are encouraged to read the proposed NTA Requirement Amendment Proposal in its entirety for a more complete description of its terms. A copy of the proposed NTA Requirement Amendment Proposal is attached hereto as Annex A.

The NTA Requirement

Section 9.2(a) of the Charter currently provides the following, “Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation will only redeem Offering Shares so long as (after such redemption), the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds the Corporation as a public company, will be at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination either immediately prior to or upon consummation of the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”).”

The purpose of this article was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Charter to modify the NTA Requirement as follows: “The Corporation will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.” The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in the Company’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, special purpose acquisition companies have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many special purpose acquisition companies, the Company included Section 9.2(a) in its Charter, in order to ensure that through the consummation of its initial business combination, the Company would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on The Nasdaq Global Market and have been so listed since the consummation of the IPO. The Company believes that The Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.

Reasons for the Proposed NTA Requirement Amendment Proposal

The Company believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on the Company’s net tangible assets. While the Company does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its Charter, if the NTA Requirement Amendment Proposal is not approved, the Company may not be able to consummate its initial business combination.

Required Vote

Subject to the foregoing, the affirmative vote of 65% of the outstanding shares of Common Stock outstanding will be required to approve the NTA Requirement Amendment Proposal. The approval of the NTA Requirement Amendment Proposal will provide an additional basis on which the Company may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC. Notwithstanding stockholder approval of the Extension Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the NTA Requirement Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on January      , 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the NTA Requirement Amendment Proposal.

PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the adjournment proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

THE SPECIAL MEETING

Date, Time and Place. The Special Meeting will be held at 10:00 a.m., ET on January      , 2023, virtually.

TO INSERT MEETING INFORMATION

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Public Shares at the close of business on                           , 2023, the Record Date for the Special Meeting. At the close of business on the Record Date, there were 17,285,250 shares of Common Stock outstanding each of which entitles its holder to cast one vote on the proposal. Company Warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting. D.F. King is  assisting the Company in the proxy solicitation process for this Special Meeting. The Company will pay that firm approximately $15,000 in fees, plus disbursements for such services.

Required Votes

Extension Proposal. The Extension Proposal must be approved by the affirmative vote of 65% of the outstanding shares of Common Stock outstanding.

Trust Amendment Proposal. The Trust Amendment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

The NTA Requirement Amendment Proposal. The NTA Requirement Amendment Proposal must be approved by the affirmative vote of 65% of the outstanding shares of Common Stock outstanding.

Adjournment Proposal. The Adjournment Proposal must be approved by the affirmative vote of a majority of the holders of Common Stock who, being present virtually at the meeting or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Charter), but the abstention will have no effect on the outcome of such proposal.

If you do not want to approve the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Extension Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Proposal unless our stockholders approve both the Extension Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

The Sponsor is expected to vote any Common Stock owned by it in favor of the Extension Proposal and the Trust Amendment Proposal. On the Record Date, it beneficially owned and was entitled to vote 4,060,250 shares of Common Stock, representing approximately 23.49% of the Company’s issued and outstanding shares of Common Stock.

STOCKHOLDER PROPOSALS

If the Extension Proposal and the Trust Amendment Proposal are approved, the Extension Amendment is effective, the Trust Amendment is executed and the Proposed Business Combination is consummated, we expect that the post-Proposed Business Combination Company will hold its 2023 annual meeting of stockholders on or prior to December 31, 2024. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Extension Proposal and the Trust Amendment Proposal are not approved and the Proposed Business Combination is not consummated, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitation agent at :

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Phone: (800) 207-3159

Email: MURF@dfking.com

OTHER INFORMATION

The Company’s 2021 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the meeting, upon written request to Secretary, Murphy Canyon Acquisition Corp. at 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123.

NO APPRAISAL RIGHTS

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Special Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Matters to Be Presented at the Special Meeting

The Company did not have notice of any matter to be presented for action at the Special Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:

Murphy Canyon Acquisition Corp.

Murphy Canyon Road, Suite 300

San Diego, CA 92123

(760) 471 8536

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Phone: (800) 207-3159

Email: MURF@dfking.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than                           , 2023.

Annex A

AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

MURPHY CANYON ACQUISITION CORP.

[●], 2023

Murphy Canyon Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Murphy Canyon Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 19, 2021. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on February 2, 2022 (the “Amended and Restated Certificate”).

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware (“DGCL”).

4. The text of Paragraph (c) of Section 9.1 is hereby amended and restated to read in full as follows:

“(c) In the event that the Corporation has not consummated an initial Business Combination within 12 months from the closing of the Offering, the Sponsor may request that the Board extend the period of time to consummate an initial Business Combination by an additional one month period up to 12 times (each such extension, an “Extension”), for a total of 24 months to consummate an initial Business Combination; provided, that for each Extension: (i) the Sponsor or its affiliates or designees has deposited into the Trust Account an amount equal to one-third of 1% of the aggregate amount then on deposit in the Trust Account following any redemptions in connection with the                        , 2023 amendment to this Amended and Restated Certificate in exchange for a non-interest bearing, unsecured promissory note; and (ii) there has been compliance with any applicable procedures relating to the Extension in the trust agreement by and between the Corporation and Wilmington Trust, National Association, as amended. If the Sponsor requests an Extension, then the following applies: (iii) the gross proceeds from the issuance of such promissory note referred to in (i) above will be added to the offering proceeds in the Trust Account and shall be used to fund the redemption of the Offering Shares in accordance with this Article IX; (iv) if the Corporation completes its initial Business Combination, it will, at the option of the Sponsor, repay the amount loaned under the promissory note out of the proceeds of the Trust Account released to it or issue securities of the Corporation in lieu of repayment in accordance with the terms of the promissory note; and (v) if the Corporation does not complete a Business Combination by the Deadline Date, the Corporation will not repay the amount loaned under the promissory note until 100% of the Offering Shares have been redeemed and only in connection with the liquidation of the Corporation to the extent funds are available outside of the Trust Account.

5. The text of Paragraph (a) of Section 9.2 is hereby amended and restated to read in full as follows:

“(a) The Corporation will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

6. The text of Paragraph (e) of Section 9.2 is hereby amended and restated to read in full as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) it (or any successor) (x) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (y) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.

7. The text of Paragraph (f) of Section 9.2 is hereby amended and restated to read in full as follows:

“(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.”

8. The text of Section 9.7 is hereby amended and restated to read in full as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date, or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares.”

IN WITNESS WHEREOF, Murphy Canyon Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

MURPHY CANYON ACQUISITION CORP.

By:	/s/ Jack K. Heilbron
Name:	Jack K. Heilbron
Title:	Chief Executive Officer

Annex B

AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of                       , 2023, by and between Murphy Canyon Acquisition Corp., a Delaware corporation (the “Company”), and Wilmington Trust, National Association, a national banking association (the “Trustee”).. Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on February 7, 2022, the Company consummated its initial public offering of units of the Company (the “Units”), each of which is composed of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and one redeemable warrant entitling the holder thereof to purchase one share of Common Stock of the Company (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $134,895,000 of the gross proceeds of the Offering and sale of the Private Placement Units were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of shares of Common Stock included in the Units issued in the Offering pursuant to the Investment Management Trust Agreement made effective as of February 2, 2022, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Class A Common Stock and holders of its Class B Common Stock at a shareholders meeting (the “Special Meeting”) to (i) extend the date before which the Company must complete a business combination up to twelve (12) times, each such extension for an additional one (1) month period, from February 7, 2023, to February 7, 2024 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination up to twelve (12) times, each such extension for an additional one (1) month period, from February 7, 2023, to February 7, 2024, by depositing into the Trust Account one-third of 1% of the funds remaining in the Trust Account following any redemptions made in connection with the approval of the Charter Amendment Proposal at the Special Meeting (the “Extension Payment”) for each one-month extension (the “Trust Amendment”);

WHEREAS, holders of at least 65% of the then issued and outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, approved the Extension Amendment, and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Trust Agreement.

1.1. The fifth recital of the Original Agreement is hereby amended and restated to read in its entirety as follows:

WHEREAS, as described Registration Statement and in its amended and restated certificate of incorporation, as it may be further amended, the Company’s ability to complete a business combination may be extended in additional increments of one month up to a total of twenty-four (24) additional months from the closing date of the Offering, subject to the payment into the Trust Account by the Company of one-third of 1% of the funds remaining in the Trust Account following any redemptions in connection with the approval of the Charter Amendment Proposal at the Special Meeting (the “Extension Payment”) for each one-month extension ;

2. Amendments to Trust Agreement.

1.1. Section 1(a)(i) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and within two business days following (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by an Authorized Representative (as such term is defined below), in coordination with the Company and Vstock and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) 12 months after the closing of the Offering or (2) such later date up to 24 months after closing of the Offering if the Company exercises the 12 one-month extensions described in the Company’s amended and restated certificate of incorporation, as it may be further amended, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date as reflected in the records of Vstock; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;

3. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

2.4. Jurisdiction and Venue. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

2.5. Counterparts. This Amendment may be executed manually or electronically (such as by DocuSign®) in several original, PDF, photostatic, facsimile or other copy counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.6. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.7. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

Signatures on following page.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCATION, as Trustee

By:

Name:

Title:

MURPHY CANYON ACQUISITION CORP.

By:

Name:

Title:

MURPHY CANYON ACQUISITION CORP
4995 MURPHY CANYON RD, SUIT 300
SAN DIEGO, CA 92123

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000586289_1 R1.0.0.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

MURPHY CANYON ACQUISITION CORP
Special Meeting of Shareholders
(TBD) (TBD)
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) (TBD) and (TBD), or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of MURPHY CANYON ACQUISITION CORP that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at (TBD) on (TBD), at the (TBD), and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000586289_2 R1.0.0.3